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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): November 9, 2006

                Residential Asset Securitization Trust 2006-A12
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                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-39

                               IndyMac MBS, Inc.
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           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                    95-4791925
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    (State or Other Jurisdiction                       (I.R.S. Employer
          of Incorporation)                           Identification No.)

                  155 North Lake Avenue
                  Pasadena, California                       91101
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                 (Address of Principal                     (Zip Code)
                   Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8   Other Events
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Item 8.01   Other Events.
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On September 27, 2006, IndyMac MBS, Inc. (the "Company") entered into a pooling and servicing agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A12, Mortgage Pass-Through Certificates, Series 2006-L (the "Certificates"). The Pooling and Servicing Agreement was filed as Exhibit 99.1 on the Form 8-K on October 12, 2006 under accession number 0000905148-06-006175.

On November 9, 2006, the Company, IndyMac and the Trustee entered into an agreement to amend the Pooling and Servicing Agreement (the "Amendment") date as of November 9, 2006. The Amendment is annexed hereto as Exhibit 99.1.

Section 9     Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
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         Not applicable.

(c)  Shell Company Transactions.
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(d) Exhibits.
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Exhibit No.   Description
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   99.1 The Amendment, dated as of November 9, 2006, by and among the Company, the Servicer and the Trustee.

SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INDYMAC MBS, INC.



                                                 By:  /s/ Victor H. Woodworth
                                                      -----------------------
                                                      Victor H. Woodworth
                                                      Vice President



Dated: November 9, 2006

                                 Exhibit Index

Exhibit
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       99.1 The Amendment, dated as of November 9, 2006, by and among the Company, the Servicer and the Trustee.